UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 27, 2009

INNOTRAC CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

000-23741	58-1592285
(Commission File Number)	(IRS Employer Identification No.)

6655 Sugarloaf Parkway
Duluth, Georgia	30097
(Address of Principal Executive Offices)	(Zip Code)

(678) 584-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)           On August 27, 2009, BDO Seidman, LLP (“BDO”) was dismissed as the independent registered public accounting firm engaged to audit the financial statements of  Innotrac Corporation  (the “Company”).  The Audit Committee of the Board of Directors of the Company approved the change.  BDO performed the audit of the Company’s financial statements for the fiscal years ended December 31, 2007 and December 31, 2008.  During these periods and the subsequent interim period prior to their dismissal, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with BDO’s reports, nor were there any “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) except that, in connection with the completion of its audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and 2008, BDO communicated to the Company’s management and Audit Committee that a certain matter involving the Company’s internal controls was considered to be a “material weakness”, as defined under the standards established by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee discussed with BDO the subject matter of the material weakness which is described in Item 9A of the Company’s annual report on Form 10-K for each of the fiscal years ended December 31, 2007 and 2008.  The Company has authorized BDO to respond fully to any inquiries by Grant Thornton LLP, including those with respect to the material weakness.

The audit reports of BDO for the Company’s fiscal years ended December 31, 2007 and December 31, 2008 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

The Company has provided BDO with a copy of this Current Report on Form 8-K and requested BDO to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company.  A copy of such letter, dated August 31, 2009 is filed as Exhibit 16.1 to this Form 8-K.

(b)           On September 2, 2009, the Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP as its independent registered public accounting firm to audit the Company’s financial statements.  During the two most recent fiscal years and through September 2, 2009 the Company had not consulted with Grant Thornton LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01 Regulation FD Disclosure

The Company is attaching a copy of a press release issued September 2, 2009 announcing the change in its independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1	Letter of BDO Seidman, LLP to the Securities and Exchange Commission dated August 31, 2009
99.1	Press release dated September 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innotrac Corporation

By:	/s/ George M. Hare
George M. Hare, Chief Financial Officer

Dated: September 2, 2009